Exhibit 99.1

Wells Fargo Securities2011 Healthcare ConferenceDoug GodshallChief Executive Officer and PresidentJune 22, 2011

Safe Harbor Statement Forward-Looking Statements This presentation contains forward-looking statements that are based on our management's beliefs, assumptions and expectations and on information currently available to our management. Generally, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" and similar expressions intended to identify forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation, our expectations regarding (a) regulatory submissions and approvals; (b) our clinical trials, including enrollment in our clinical trials and estimates of regulatory filing dates; (c) our intellectual property position; (d) our perceived ability to develop, receive approval for and commercialize our existing and new products; (e) our expected lead times for achieving milestones and (f) our estimates regarding our preliminary financial results. The forward-looking statements reflect our current view about future events and are subject to risks, uncertainties and assumptions. Accordingly, you should not place undue reliance on our forward-looking statements. Except as required by law, we do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We may not actually achieve the plans, projections or expectations disclosed in our forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including without limitation those described in Part I, "Item 1A. Risk Factors" of our Form 10-K for the year ended December 31, 2010 and subsequent filed reports. For instance, the following important factors could prevent us from achieving our goals and cause the assumptions underlying the forward-looking statements and the actual results to differ materially from those expressed in or implied by those forward looking statements: (a) inability to fund ongoing operations, including raising additional capital to support further development and growth; (b) inability to recruit, retain and motivate appropriately qualified employees; (c) unsatisfactory or uncompetitive clinical outcomes for our products (e.g. high stroke, device failure or adverse event rates); (d) lack of physician acceptance or adoption of our products; and, (e) inability to receive and maintain regulatory approvals and consents (e.g. ISO, FDA etc). Additional information concerning our risk factors and uncertainties is contained in our filings with the SEC and ASX. CAUTION: Investigational device. Limited by United States law to investigational use.

Heart Failure



Superior vena cava
Aorta
Right pulmonary arteries
Left pulmonary arteries
Left coronary artery
Right coronary artery
Veins
Inferior vena cava
Aorta

- A degenerative and terminal disease
- Affects over 20 million people globally (5+ million in the US)
  - *1 million new cases diagnosed every year*
  - *300,000 deaths per year in the US (1 in 8 deaths)*
- At least 1 million patients in NYHA Class IV, the end-stage of the disease
- In the US, heart failure represents Medicare's greatest area of spending
  - *Estimated annual cost of $37B*
  - *1.1M hospital discharges in 2006; up 171% since 1979*
- VADS emerging as only viable option for many with late stage disease

Source: Circulation, AHA update, January 2009
Heart Failure Society of America / NHLBI

HeartWare

1st Qtr 2nd Qtr 1980 401 350 423 345 439 330 464 310 531 305 557 300 582 295 605 290 634 285 643 270 1990 701 265 764 255 822 250 875 240 874 235 872 235 870 220 957 210 978 205 962 200 2000 999 189 995 178 970 171 2003 1037 Coronary Deaths Coronary deaths are down by half But heart failure has almost tripled (CHART) Heart Failure Source: National Hospital Discharge Survey data. Centers for Disease Control and Prevention/National Center for Health Statistics and National Heart, Lung, and Blood Institute. Enhanced survival in other CV diseases leads to expansion of HF Population Heart Failure: The Final Cardiovascular Disease CAUTION: Investigational device. Limited by United States law to investigational use.

Global VAD Market Acceleration Continues * Industry reports, HeartWare estimates, Thoratec estimates CAUTION: Investigational device. Limited by United States law to investigational use.

HeartWare® Ventricular Assist System

- HVAD® miniaturized implantable blood pump
  - Pericardial placement – no pump pocket
  - Provides up to 10 L/min of flow
  - Centrifugal design, continuous flow
  - Hybrid magnetic / hydrodynamic impeller suspension
  - Optimizes flow, pump surface washing, and hemocompatibility
- Thin (4.2 mm), flexible driveline with fatigue resistant cables
  - Zero cable fractures





HeartWare®

CAUTION: Investigational device. Limited by United States law to investigational use.

Design Enables Pericardial Placement

Fundamental attributes resonating globally

Pericardial benefits

- No abdominal surgery
- No pump pocket
- Potential to expand pool of treatable patients

Design benefits

- Efficient power
- Wide blade impeller enables low fluid stress
- User friendly tools may decrease surgery time


R
L





HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

Simple, Elegant Fluid Dynamics


Primary Flow Path
ANSYS

Primary flow path
Washes flow channels and immediately enters outflow graft


Secondary Flow Path
ANSYS

Secondary flow path
Washes underside and center post regions


Tertiary Flow Path
ANSYS

Tertiary flow path
Provides fluid “cushion”; washes thrust bearings

Levitated impeller; Free from mechanical contact points

HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

Leading a Small Revolution

- More than 1,000 HeartWare Ventricular Assist System Implants Globally
- HeartWare has grown to 260+ employees today
- Headquarters near Boston, Massachusetts (Framingham)
- Manufacturing in Miami, Florida
- Development and operations facility in Kirrawee, NSW



HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

HeartWare: Strengthened Base for Future Growth

- Maturing commercial organization in Europe
- Bolstered manufacturing to accommodate clinical ramp in US
- Augmented field team to educate and service larger commercial and clinical customer base
- Positioning organization for FDA audit process and US launch preparation
- Expanded R&D capabilities to accelerate pipeline
- Expanding Clinical team to manage expanding trial activities



HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

Geographic revenue breakdown Geographic revenue breakdown

International Rollout Gaining Momentum

- International market growth robust
- Expanding global acceptance
  - 56 customers, 18 countries
  - Reported 134 units sold in Q1
  - Follows 112 in Q3; 161 in Q4
- Expanded capabilities to capitalize on growing demand; 14 employees
- France reimbursement approved; pricing expected in H1 '11
- Belgian reimbursement H1 '11
- Primary focus remains on optimizing patient outcomes

As of 5/5/11

HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

Clinical and regulatory tracking - HVAD United States - Bridge-to-Transplant United States - Continued Access for BTTUnited States - Destination Therapy DT IDE Approved by FDA June 2010 First implants Aug 2010 Began April 2010; Two 54-patient allotments complete; Third enrolling CAUTION: Investigational device. Limited by United States law to investigational use. 46 of 50 sites initiated (as of 5 / 5 / 11) United States - REVIVE-IT (awarded; protocol finalization)

Two Largest VAD Trials

- ADVANCE
  - Bridge-to-Transplant
  - 140 patients at 30 sites
  - 6-month follow up completed 8/2010
  - Control: contemporaneous patients in INTERMACS registry
  - PMA submitted 12/27/10
  - Met primary endpoint
  - Continued Access Protocol in place
    - 29 of 30 sites initiated in CAP94

- ENDURANCE
  - Destination Therapy
  - 450 patients at up to 50 centers; randomized 2:1
  - 121 patients now enrolled
  - Control: commercially approved DT LVAD
  - 2-year follow up
  - Success: alive, on original device w/o major stroke
  - Projecting 300 patients enrolled Q4 '11 and 450 in H1 '12

As of 5/5/11

HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

ADVANCE BTT Trial: Summary of Results

- 94% survival at 180 days, 91% projected survival at 360 days
- HVAD pump demonstrated non-inferiority to contemporaneously implanted, commercially available ventricular assist devices
- Implantation of the HVAD pump was associated with a 92% probability of success at 180 days
- Adverse event profile in line with our expectations
- Data demonstrated marked improvement in functional capacity and quality of life measurements from patient baseline

Data cutoff Aug. 23, 2010; 89.45 patient years on support

HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

Days Post Implant Proportion of Patients 62.8% Alive 29.2% Transplant 3.6% Death 4.4% Device Exchange 92.0% Transplant or Alive ADVANCE Trial Treatment Group Outcomes (Per Protocol Population) Patients at Risk 137 125 104 86 58 31 22 NOTE: Original device in place for all outcomes CAUTION: Investigational device. Limited by United States law to investigational use.

Applying Seattle Heart Failure Model to ADVANCE Figure 1: SHFM Estimated Survival Wayne C. Levy, et al, ISHLT 2011

Overall Survival Comparison: SHFM vs. ADVANCE Figure 1: SHFM Estimated Survival Figure 1: SHFM Estimated Survival Wayne C. Levy, et al, ISHLT 2011

ADVANCE and CAP Update June 21, 2011

ADVANCE:140 patients enrolled - last implant Feb 28, 201052 patients remain on pump (37%) CAP:144 patients enrolled111 remain on pump (77%)BTT / CAP combined: 284 enrolled in both trials for 217 patient-years of support Current Status of ADVANCE and CAP

Methodology and Objective Event rates for device exchange for thrombus post discharge, GI bleeding and strokes were compared by time on pump for the following periods:ADVANCE and CAP combined to June 14, 2011 (i.e. the current overall rates): 284 patients for 217 patient-yearsADVANCE and CAP from March 14th to June 14th: 163 patients for 40 patient-yearsObjective: Identify impact of changes to antiplatelet approach (325 mg ASA), if any, and confirm that initial results are as anticipated

Distribution of Time on Pump Total = 163 patients on HVAD support during the period March 14 - June 14 Majority of patients confirmed to be on 325 mg (CHART) CAUTION: Investigational device. Limited by United States law to investigational use.

(CHART) Exchange Rates for Suspected Thrombus One exchange for thrombus in 163 patients March 14 - June 14 Resembles ISHLT finding of 1 exchange in 73 patient years with 325 mg ASA 217 patient years in BTT/CAP and 40 from March 14 - June 14 CAUTION: Investigational device. Limited by United States law to investigational use.

GI Bleeding (CHART) CAUTION: Investigational device. Limited by United States law to investigational use.

Stroke Rates Total Trial vs. Recent Quarter Stroke Rates Total Trial vs. Recent Quarter CAUTION: Investigational device. Limited by United States law to investigational use.

284 patients have been enrolled in ADVANCE and CAP for more than 217 patient-years of supportSurvival has been consistently high in all trials to dateSepsis and driveline infections are notably infrequentGI bleeding rate and bleeding in general remain low Full dose aspirin (325 mg) appears to be an ingredient for decreasing risk of pump thrombus without evidence of increased bleeding or hemorrhagic stroke (vs. 0-162 mg) Investigator Update Summary CAUTION: Investigational device. Limited by United States law to investigational use.

Development Priorities for 2011

Focus areas for accelerated investment

- "Evergreen" HVAD
  - Enhancements to pump and algorithms
  - Introduce new tools to improve implant
  - Upgrade patient accessories
- Drive MVAD to First-in-Man
  - Multiple versions under way
  - Design for AE reduction to expand treatable population
- Accelerate NG Electronics
  - Next Generation Controller
  - Ramping TETS investment
  - Expanding development on multiple programs





HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

Evergreen HVAD - Enhancements for Next 12 Months Improved patient packs Redesigned product packaging New Apical Coring Tool Sintered inflow cannula Revised controller with updated software Shower bag CAUTION: Investigational device. Limited by United States law to investigational use.

Sintered Inflow Sintered Inflow CAUTION: Investigational device. Limited by United States law to investigational use. FDA approved sintering for both BTT/CAP and DT studies in AprilFirst sintered pump implants in May34 sites have already received IRB approval for sintered pumpsBSI approved sintered pumps as supplement to CE Mark in April; Shipping commenced

Compelling Pipeline – Miniaturized VAD design

Designed to decrease invasiveness without decreasing efficacy

- Expanded portfolio of MVAD designs
  - Exploring new patient populations
- More than 75 animal studies conducted to date; strong early results
  - GLP animal studies started Q1 '11
  - First-in-man studies Q1 '12
- Wide blade impeller with hybrid suspension allows significant miniaturization
- Ultra-thin driveline
- Simplified manufacturing
- Partial or full support attainable; Wear-less impeller suspension
- All versions can eliminate sternotomy





HeartWare
CAUTION: Investigational device. Limited by United States law to investigational use.

Selected Financial Snapshot RevenueQ1 2011 revenues $18M; up 68% from Q1 in 20102010 revenues of $55M; up 128% from $24M 2009 (CHART) $ Millions Implant rate and growth likely to be variable in 2011Capital structureTreasury exceeds $214M in capital at 3/31Convertible debt $143M ($100 conversion price)Stock on Issue: 13.9M shares

Another Busy Year

- Initiation of MVAD GLP animal studies in Q1 2011 √
- Secure reimbursement and launch HVAD in France
- Preparation for PMA audit; potential advisory committee panel
- ISHLT presentation of ADVANCE trial and CAP data √
- Drive enrollment in DT and CAP
- Publication of ADVANCE data
- Enroll 300th patient in ENDURANCE DT study by year-end
- Crystallize BiVad clinical / regulatory path
- Roll out multiple HVAD product enhancements √
- Accelerate electronics portfolio
- Commence human clinical studies for MVAD
- Prepare for US launch

HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

Leading a Small Revolution CAUTION: Investigational device. Limited by United States law to investigational use.